UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014

Blackstone / GSO Long-Short Credit Income Fund

(Exact Name of Registrant as Specified in its Charter)

Delaware	811-22488	27-3779736
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 31st Floor, New York, New York 10154
(Address of principal executive offices) (zip code)

(212) 503-2100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 19, 2014, Blackstone / GSO Long-Short Credit Income Fund issued a press release related to a change in its investment guidelines.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1        Press Release, dated December 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2014

Blackstone / GSO Long Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Name:	Daniel H. Smith Jr.
Title:	Chairman, Chief Executive Officer and President